Exhibit 99.1

Hain Celestial Reports Second Quarter Fiscal Year 2020 Financial Results

Transformational Strategic Plan Continues to Progress

Narrows and Reaffirms Fiscal Year 2020 Guidance

Lake Success, NY, February 6, 2020-The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the second quarter ended December 31, 2019. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “Our team continues to execute on our transformational strategic plan, as we demonstrate another quarter of operational and financial improvement on a year-over-year basis. We have made significant progress in a very short period of time. We are delivering on the commitments we communicated to further simplify the portfolio and organization, strengthen our core capabilities, expand our margins and cash flow as well as reinvigorate profitable sales growth in a core set of high potential brands. We remain committed to delivering strong, consistent results for all our stakeholders.”

FINANCIAL HIGHLIGHTS1

Summary of Second Quarter Results from Continuing Operations2
•Net sales of $506.8 million decreased 5% on an as reported and constant currency basis compared to the prior year period.
•When adjusted for Foreign Exchange, Divestitures and Stock Keeping Unit (“SKU”) rationalization3, net sales decreased 1% compared to the prior year period.
•Gross margin of 20.8%, a 180 basis point increase from the prior year period.
•Adjusted gross margin of 22.0%, a 220 basis point increase from the prior year period.
•Operating income of $9.2 million compared to an operating loss of $20.9 million in the prior year period.
•Adjusted operating income of $29.5 million compared to $24.4 million in the prior year period.
•Net income of $1.9 million compared to a net loss of $31.8 million in the prior year period.
•Adjusted net income of $17.6 million compared to $13.0 million in prior year period.
•EBITDA of $24.9 million compared to $12.2 million in the prior year period.
•EBITDA margin of 4.9%, a 260 basis point improvement from the prior year period.
•Adjusted EBITDA of $45.0 million compared to $37.9 million in the prior year period.
•Adjusted EBITDA margin of 8.9%, a 180 basis point increase compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.02 compared to a loss of $0.31 per share in the prior year period.
•Adjusted EPS of $0.17 compared to $0.12 in the prior year period.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided herein in the tables “Reconciliation of GAAP Results to Non-GAAP Measures.”
2Unless otherwise noted all results included in this press release are from continuing operations.
3Refer to “Net Sales Growth at Constant Currency" and "Adjusted for Divestitures and SKU Rationalization” provided herein.
The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS
Historically, the Company had three reportable segments: United States, United Kingdom and Rest of World. Effective July 1, 2019, the Company reassessed its segment reporting structure, pursuant to which the Company’s Canada and Hain Ventures operating segments, which were included within the Rest of World reportable segment, were moved to the United States reportable segment and renamed the North America segment. Additionally, the Europe operating segment, which was included in the Rest of World reportable segment, was combined with the United Kingdom reportable segment and renamed the International reportable segment. Accordingly, the Company now operates under two reportable segments: North America and International. Prior period segment information included herein has been adjusted to reflect the Company’s new reporting structure.

North America
North America net sales in the second quarter were $280.7 million, a decrease of 8% compared to the prior year period. When adjusted for Divestitures and SKU rationalization3, net sales decreased 2% from the prior year period.

Segment gross profit in the second quarter was $65.0 million, a 13% increase from the prior year period. Adjusted gross profit was $69.4 million, an increase of 14% from the prior year period. Gross margin was 23.1%, a 430 basis point increase from the prior year period and adjusted gross margin was 24.7%, a 480 basis point increase from the prior year.

Segment operating income in the second quarter was $20.1 million, a 110% increase from the prior year period. Adjusted operating income was $25.0 million, a 51% increase from the prior year period.

Segment EBITDA in the second quarter was $23.4 million, a 47% increase from the prior year period. Adjusted EBITDA was $30.1 million, a 41% increase from the prior year period. As a percent of sales on a constant currency basis, North America adjusted EBITDA margin was 10.7%, a 370 basis point increase from the prior year period.

International
International net sales in the second quarter were $226.1 million, a decrease of 1% from the prior year period. When adjusted for Foreign Exchange, Divestitures and SKU rationalization3, net sales increased 1% compared to the prior year period.

Segment gross profit in the second quarter was $40.6 million, an 8% decrease from the prior year period. Adjusted gross profit was $42.2 million, a decrease of 6% from the prior year period. Gross margin was 18.0%, a 130 basis point decrease from the prior year period and adjusted gross margin was 18.7%, a 90 basis point decrease from the prior year period.

Segment operating income in the second quarter was $12.9 million, a 15% decrease from the prior year period. Adjusted operating income was $16.5 million, a decrease of 12% from the prior year period.

Segment EBITDA in the second quarter was $21.6 million, a 5% decrease from the prior year period. Adjusted EBITDA was $25.1 million, a 5% decrease from the prior year period. As a percent of sales on a constant currency basis, International adjusted EBITDA margin was 11.1%, a 50 basis point decrease from the prior year period.
FISCAL YEAR 2020 GUIDANCE
The Company narrows and reaffirms its annual guidance for continuing operations for fiscal year 2020:

Fiscal Year 2020
	Reported	Constant Currency
Adjusted EBITDA	$177 Million to $192 Million	$179 Million to $194 Million
% Growth	+7% to +16%	+8% to +18%
Adjusted EPS	$0.62 to $0.72	$0.64 to $0.74
% Growth	+3% to +20%	+7% to +23%

Guidance, where adjusted, is provided on a non-GAAP basis and excludes: acquisition and divestiture related expenses; integration charges; restructuring charges, start-up costs, consulting fees and other costs associated

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

with the Company’s productivity and transformation initiatives; unrealized net foreign currency gains or losses; and other non-recurring items that may be incurred during the Company’s fiscal year 2020, which the Company will continue to identify as it reports its future financial results. Guidance also excludes the impact of any future acquisitions, divestitures, or share repurchases.

The Company cannot reconcile its expected Adjusted EBITDA to net income or adjusted earnings per diluted share to earnings per diluted share under “Fiscal Year 2020 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time.

Contact:
Katie Turner
ICR
646-277-1228

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Bearitos®, Better Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth's Best®, Ella's Kitchen®, Europe's Best®, Farmhouse Fare™, Frank Cooper's®, Gale's®, Garden of Eatin'®, GG UniqueFiber™, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine™, Johnson's Juice Co.™, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Rice Dream®, Robertson's®, Rudi's Gluten-Free Bakery™, Rudi's Organic Bakery®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, Terra®, The Greek Gods®, Walnut Acres®, Yorkshire Provender®, Yves Veggie Cuisine® and William's™. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s Guidance for Fiscal Year 2020 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, general economic and financial market conditions, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to execute and realize cost savings initiatives, including SKU rationalization plans, the impact of our debt and our credit agreements on our financial condition and our business, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability,

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

including in connection with indemnification obligations to our current and former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, our ability to integrate past acquisitions, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.
Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including net sales adjusted for the impact of Foreign Exchange, Divestitures and certain other items, including SKU rationalization, as applicable in each case, adjusted operating income, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, EBITDA, Adjusted EBITDA and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three and six months ended December 31, 2019 and 2018 in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less capital expenditures. The Company views Operating Free Cash Flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

For the three and six months ended December 31, 2019 and 2018, Operating Free Cash Flow from continuing operations was calculated as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(unaudited and in thousands)

Cash flow provided by (used in) operating activities - continuing operations	$20,729	$19,566	$17,148	$(4)
Purchases of property, plant and equipment	(16,173)	(18,737)	(29,337)	(40,998)
Operating Free Cash Flow - continuing operations	$4,556	$829	$(12,189)	$(41,002)

The Company’s Operating Free Cash Flow from continuing operations was $4.6 million for the three months ended December 31, 2019, an increase of $3.7 million from the three months ended December 31, 2018. The Company’s Operating Free Cash Flow from continuing operations was negative $12.2 million for the six months ended December 31, 2019, an increase of $28.8 million from the six months ended December 31, 2018. The improvement in operating free cash flow resulted primarily from an improvement in net loss adjusted for non-cash charges in the current year and a decrease in capital expenditures.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for constant currency, divestitures, and certain other items including SKU rationalization, as applicable in each case, to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines EBITDA as net income (loss) from continuing operations (a GAAP measure) before income taxes, net interest expense, depreciation and amortization, equity in net loss of equity-method investees, stock-based compensation, net, stock-based compensation expense in connection with the Company’s Former CEO succession plan, long-lived asset and intangible impairments and unrealized currency gains and losses. The Company defines segment EBITDA as operating income (a GAAP measure) before depreciation and amortization, stock-based compensation, net and long-lived asset impairments. Adjusted EBITDA is defined as EBITDA before divestiture related expenses, including integration and restructuring charges, and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

For the three and six months ended December 31, 2019 and 2018, EBITDA and Adjusted EBITDA from continuing operations was calculated as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
	(unaudited and in thousands)

Net loss	$(964)	$(66,501)	$(107,985)	$(103,926)
Net loss from discontinued operations	(2,816)	(34,714)	(104,884)	(49,052)
Net income (loss) from continuing operations	$1,852	$(31,787)	(3,101)	$(54,874)

Provision (benefit) for income taxes	1,020	5,097	489	(4,869)
Interest expense, net	4,000	4,884	8,552	8,688
Depreciation and amortization	13,219	12,205	27,142	25,065
Equity in net loss of equity-method investees	338	11	655	186
Stock-based compensation, net	3,083	1,776	5,820	1,562
Stock-based compensation expense in connection with Chief Executive Officer Succession Agreement	—	117	—	429
Long-lived asset and intangibles impairment	1,889	19,473	1,889	23,709
Unrealized currency (gains) losses	(485)	439	1,199	1,029
EBITDA	$24,916	$12,215	42,645	925

Productivity and transformation costs	12,260	9,872	26,435	20,205
Chief Executive Officer Succession Plan expense, net	—	10,031	—	29,272
Proceeds from insurance claim	—	—	(2,562)	—
Accounting review and remediation costs, net of insurance proceeds	—	920	—	4,334
SKU rationalization	3,927	1,530	3,916	1,530
Loss on sale of business	1,783	—	1,783	—
Plant closure related costs	1,522	1,490	2,354	3,319
Warehouse/manufacturing facility start-up costs	639	1,708	2,518	6,307
Litigation and related expenses	—	122	48	691
Adjusted EBITDA	$45,047	$37,888	$77,137	$66,583

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Three months ended 12/31/19	$280,693	$226,091	$—	$506,784
Net sales - Three months ended 12/31/18	$305,574	$227,992	$—	$533,566
% change - FY'20 net sales vs. FY'19 net sales	(8.1)%	(0.8)%		(5.0)%

Gross Profit
Three months ended 12/31/19
Gross profit	$64,969	$40,638	$—	$105,607
Non-GAAP adjustments (1)	4,439	1,590	—	6,029
Adjusted gross profit	$69,408	$42,228	$—	$111,636
Gross margin	23.1%	18.0%		20.8%
Adjusted gross margin	24.7%	18.7%		22.0%

Three months ended 12/31/18
Gross profit	$57,410	$43,941	$—	$101,351
Non-GAAP adjustments (1)	3,470	824	—	4,294
Adjusted gross profit	$60,880	$44,765	$—	$105,645
Gross margin	18.8%	19.3%		19.0%
Adjusted gross margin	19.9%	19.6%		19.8%

Operating income (loss)
Three months ended 12/31/19
Operating income (loss)	$20,062	$12,899	$(23,770)	$9,191
Non-GAAP adjustments (1)	4,965	3,647	11,729	20,341
Adjusted operating income (loss)	$25,027	$16,546	$(12,041)	$29,532
Operating income margin	7.1%	5.7%		1.8%
Adjusted operating income margin	8.9%	7.3%		5.8%

Three months ended 12/31/18
Operating income (loss)	$9,563	$15,153	$(45,596)	$(20,880)
Non-GAAP adjustments (1)	6,995	3,644	34,624	45,263
Adjusted operating income (loss)	$16,558	$18,797	$(10,972)	$24,383
Operating income (loss) margin	3.1%	6.6%		(3.9)%
Adjusted operating income margin	5.4%	8.2%		4.6%
(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Total
Net Sales
Net sales - Six months ended 12/31/19	$552,394	$436,466	$—	$988,860
Net sales - Six months ended 12/31/18	$596,765	$455,279	$—	$1,052,044
% change - FY'20 net sales vs. FY'19 net sales	(7.4)%	(4.1)%		(6.0)%

Gross Profit
Six months ended 12/31/19
Gross profit	$127,330	$76,108	$—	$203,438
Non-GAAP adjustments (1)	6,164	2,666	—	8,830
Adjusted gross profit	$133,494	$78,774	$—	$212,268
Gross margin	23.1%	17.4%		20.6%
Adjusted gross margin	24.2%	18.0%		21.5%

Six months ended 12/31/18
Gross profit	$107,034	$83,225	$—	$190,259
Non-GAAP adjustments (1)	8,799	2,357	—	11,156
Adjusted gross profit	$115,833	$85,582	$—	$201,415
Gross margin	17.9%	18.3%		18.1%
Adjusted gross margin	19.4%	18.8%		19.1%

Operating income (loss)
Six months ended 12/31/19
Operating income (loss)	$35,194	$22,006	$(45,554)	$11,646
Non-GAAP adjustments (1)	8,861	5,991	19,951	34,803
Adjusted operating income (loss)	$44,055	$27,997	$(25,603)	$46,449
Operating income margin	6.4%	5.0%		1.2%
Adjusted operating income margin	8.0%	6.4%		4.7%

Six months ended 12/31/18
Operating income (loss)	$14,069	$20,813	$(83,726)	$(48,844)
Non-GAAP adjustments (1)	13,821	10,290	66,119	90,230
Adjusted operating income (loss)	$27,890	$31,103	$(17,607)	$41,386
Operating income (loss) margin	2.4%	4.6%		(4.6)%
Adjusted operating income margin	4.7%	6.8%		3.9%
(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	December 31,	June 30,
	2019	2019
ASSETS
Current assets:
Cash and cash equivalents	$37,024	$31,017
Accounts receivable, net	206,583	209,990
Inventories	283,127	299,341
Prepaid expenses and other current assets	50,019	51,391
Current assets of discontinued operations	—	110,048
Total current assets	576,753	701,787
Property, plant and equipment, net	298,558	287,845
Goodwill	879,705	875,881
Trademarks and other intangible assets, net	378,796	380,286
Investments and joint ventures	18,990	18,890
Operating lease right of use assets	83,845	—
Other assets	48,298	58,764
Noncurrent assets of discontinued operations	—	259,167
Total assets	$2,284,945	$2,582,620

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$187,376	$219,957
Accrued expenses and other current liabilities	123,272	114,265
Current portion of long-term debt	1,387	17,232
Current liabilities of discontinued operations	—	31,703
Total current liabilities	312,035	383,157
Long-term debt, less current portion	324,864	613,537
Deferred income taxes	35,012	34,757
Operating lease liabilities, noncurrent portion	76,726	—
Other noncurrent liabilities	15,225	14,489
Noncurrent liabilities of discontinued operations	—	17,361
Total liabilities	763,862	1,063,301
Stockholders' equity:
Common stock	1,091	1,088
Additional paid-in capital	1,164,618	1,158,257
Retained earnings	586,593	695,017
Accumulated other comprehensive loss	(120,197)	(225,004)
	1,632,105	1,629,358
Treasury stock	(111,022)	(110,039)
Total stockholders' equity	1,521,083	1,519,319
Total liabilities and stockholders' equity	$2,284,945	$2,582,620

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
Net sales	$506,784	$533,566	$988,860	$1,052,044
Cost of sales	401,177	432,215	785,422	861,785
Gross profit	105,607	101,351	203,438	190,259
Selling, general and administrative expenses	79,078	78,496	159,758	154,473
Amortization of acquired intangibles	3,189	3,322	6,272	6,681
Productivity and transformation costs	12,260	9,872	26,435	20,205
Chief Executive Officer Succession Plan expense, net	—	10,148	—	29,701
Proceeds from insurance claim	—	—	(2,562)	—
Accounting review and remediation costs, net of insurance proceeds	—	920	—	4,334
Long-lived asset and intangibles impairment	1,889	19,473	1,889	23,709
Operating income (loss)	9,191	(20,880)	11,646	(48,844)
Interest and other financing expense, net	4,737	5,428	11,031	9,742
Other expense, net	1,244	371	2,572	971
Income (loss) from continuing operations before income taxes and equity in net loss of equity-method investees	3,210	(26,679)	(1,957)	(59,557)
Provision (benefit) for income taxes	1,020	5,097	489	(4,869)
Equity in net loss of equity-method investees	338	11	655	186
Net income (loss) from continuing operations	$1,852	$(31,787)	$(3,101)	$(54,874)
Net loss from discontinued operations, net of tax	(2,816)	(34,714)	(104,884)	(49,052)
Net loss	$(964)	$(66,501)	$(107,985)	$(103,926)

Net income (loss) per common share:
Basic net income (loss) per common share from continuing operations	$0.02	$(0.31)	$(0.03)	$(0.53)
Basic net loss per common share from discontinued operations	(0.03)	(0.33)	(1.01)	(0.47)
Basic net loss per common share	$(0.01)	$(0.64)	$(1.04)	$(1.00)

Diluted net income (loss) per common share from continuing operations	$0.02	$(0.31)	$(0.03)	$(0.53)
Diluted net loss per common share from discontinued operations	(0.03)	(0.33)	(1.01)	(0.47)
Diluted net loss per common share	$(0.01)	$(0.64)	$(1.04)	$(1.00)

Shares used in the calculation of net income (loss) per common share:
Basic	104,318	104,056	104,272	104,009
Diluted	104,619	104,056	104,272	104,009

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(964)	$(66,501)	$(107,985)	$(103,926)
Net loss from discontinued operations	(2,816)	(34,714)	(104,884)	(49,052)
Net income (loss) from continuing operations	1,852	(31,787)	(3,101)	$(54,874)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by (used in) operating activities from continuing operations:
Depreciation and amortization	13,219	12,205	27,142	25,065
Deferred income taxes	(751)	(9,448)	(5,155)	(22,666)
Chief Executive Officer Succession Plan expense, net	—	10,031	—	29,272
Equity in net loss of equity-method investees	338	11	655	186
Stock-based compensation, net	3,083	1,893	5,820	1,991
Long-lived asset and intangibles impairment	1,889	19,473	1,889	23,709
Other non-cash items, net	897	444	2,661	1,285
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	8,393	5,774	7,540	9,540
Inventories	14,896	12,892	9,389	(5,748)
Other current assets	(12,328)	(1,531)	1,895	(1,528)
Other assets and liabilities	(1,386)	4,626	(1,242)	4,594
Accounts payable and accrued expenses	(9,373)	(5,017)	(30,345)	(10,830)
Net cash provided by (used in) operating activities - continuing operations	20,729	19,566	17,148	(4)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(16,173)	(18,737)	(29,337)	(40,998)
Proceeds from sale of businesses and other	13,120	4,515	13,120	3,863
Net cash used in investing activities - continuing operations	(3,053)	(14,222)	(16,217)	(37,135)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	67,000	80,000	147,000	150,000
Repayments under bank revolving credit facility	(67,000)	(77,646)	(245,500)	(137,646)
Repayments under term loan	—	(3,750)	(206,250)	(7,500)
(Funding of) proceeds from discontinued operations entities	(2,266)	16,661	309,929	13,550
(Repayments) borrowings of other debt, net	(510)	175	(501)	(601)
Shares withheld for payment of employee payroll taxes	(672)	(1,943)	(984)	(2,922)
Net cash (used in) provided by financing activities - continuing operations	(3,448)	13,497	3,694	14,881
Effect of exchange rate changes on cash - continuing operations	2,274	(822)	1,382	(1,492)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash provided by (used in) operating activities	2,339	11,728	(5,687)	(2,859)
Cash (used in) provided by investing activities	(4,605)	(1,551)	301,815	(3,472)
Cash provided by (used in) financing activities	2,266	(9,965)	(304,100)	(4,417)
Effect of exchange rate changes on cash - discontinued operations	—	(87)	(537)	(477)
Net cash flows provided by (used in) discontinued operations	—	125	(8,509)	(11,225)
Net increase (decrease) in cash and cash equivalents	16,502	18,144	(2,502)	(34,975)
Cash and cash equivalents at beginning of period	20,522	59,899	39,526	113,018
Cash and cash equivalents and restricted cash at end of period	$37,024	$78,043	$37,024	$78,043
Less: cash and cash equivalents of discontinued operations	—	(17,098)	—	$(17,098)
Cash and cash equivalents and restricted cash of continuing operations at end of period	$37,024	$60,945	$37,024	$60,945

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Three Months Ended December 31,
	2019 GAAP	Adjustments	2019 Adjusted	2018 GAAP	Adjustments	2018 Adjusted
Net sales	$506,784	$—	$506,784	$533,566	$—	$533,566
Cost of sales	401,177	(6,029)	395,148	432,215	(4,294)	427,921
Gross profit	105,607	6,029	111,636	101,351	4,294	105,645
Operating expenses(a)	84,156	(2,052)	82,104	101,291	(20,029)	81,262
Productivity and transformation costs	12,260	(12,260)	—	9,872	(9,872)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	10,148	(10,148)	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	920	(920)	—
Operating income (loss)	9,191	20,341	29,532	(20,880)	45,263	24,383
Interest and other expense (income), net(b)	5,981	(1,298)	4,683	5,799	(439)	5,360
Provision (benefit) for income taxes	1,020	5,889	6,909	5,097	934	6,031
Net income (loss) from continuing operations	1,852	15,750	17,602	(31,787)	44,768	12,981
Net (loss) income from discontinued operations, net of tax	(2,816)	2,816	—	(34,714)	34,714	—
Net (loss) income	(964)	18,566	17,602	(66,501)	79,482	12,981

Diluted net income (loss) per common share from continuing operations	0.02	0.15	0.17	(0.31)	0.43	0.12
Diluted net (loss) income per common share from discontinued operations	(0.03)	0.03	—	(0.33)	0.33	—
Diluted net (loss) income per common share	(0.01)	0.18	0.17	(0.64)	0.76	0.12

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense, net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Three Months Ended December 31,
	2019	2018
SKU rationalization	$3,927	$1,530
Plant closure related costs	1,626	1,056
Warehouse/manufacturing facility start-up costs	476	1,708
Cost of sales	6,029	4,294

Gross profit	6,029	4,294

Intangibles impairment	1,889	17,900
Warehouse/manufacturing facility start-up costs	163	—
Litigation and related expenses	—	122
Long-lived asset impairment charge associated with plant closure	—	1,573
Plant closure related costs	—	434
Operating expenses(a)	2,052	20,029

Productivity and transformation costs	12,260	9,872
Productivity and transformation costs	12,260	9,872

Chief Executive Officer Succession Plan expense, net	—	10,148
Chief Executive Officer Succession Plan expense, net	—	10,148

Accounting review and remediation costs	—	920
Accounting review and remediation costs	—	920

Operating income (loss)	20,341	45,263

Unrealized currency (gains) losses	(485)	439
Loss on sale of business	1,783	—
Interest and other expense (income), net(b)	1,298	439

Income tax related adjustments	(5,889)	(934)
Provision (benefit) for income taxes	(5,889)	(934)

Net income (loss) from continuing operations	$15,750	$44,768

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense, net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Six Months Ended December 31,
	2019 GAAP	Adjustments	2019 Adjusted	2018 GAAP	Adjustments	2018 Adjusted
Net sales	$988,860	$—	$988,860	$1,052,044	$—	$1,052,044
Cost of sales	785,422	(8,830)	776,592	861,785	(11,156)	850,629
Gross profit	203,438	8,830	212,268	190,259	11,156	201,415
Operating expenses(a)	167,919	(2,100)	165,819	184,863	(24,834)	160,029
Productivity and transformation costs	26,435	(26,435)	—	20,205	(20,205)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	29,701	(29,701)	—
Proceeds from insurance claim	(2,562)	2,562	—	—	—	—
Accounting review and remediation costs, net of insurance proceeds	—	—	—	4,334	(4,334)	—
Operating income (loss)	11,646	34,803	46,449	(48,844)	90,230	41,386
Interest and other expense (income), net(b)	13,603	(3,957)	9,646	10,713	(1,029)	9,684
Provision (benefit) for income taxes	489	9,689	10,178	(4,869)	14,401	9,532
Net (loss) income from continuing operations	(3,101)	29,071	25,970	(54,874)	76,858	21,984
Net (loss) income from discontinued operations, net of tax	(104,884)	104,884	—	(49,052)	49,052	—
Net (loss) income	(107,985)	133,955	25,970	(103,926)	125,910	21,984

Diluted net (loss) income per common share from continuing operations	(0.03)	0.28	0.25	(0.53)	0.74	0.21
Diluted net (loss) income per common share from discontinued operations	(1.01)	1.01	—	(0.47)	0.47	—
Diluted net (loss) income per common share	(1.04)	1.28	0.25	(1.00)	1.21	0.21

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense, net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Six Months Ended December 31,
	2019	2018
SKU rationalization	$3,916	$1,530
Plant closure related costs	2,559	3,319
Warehouse/manufacturing facility start-up costs	2,355	6,307
Cost of sales	8,830	11,156

Gross profit	8,830	11,156

Intangibles impairment	1,889	17,900
Warehouse/manufacturing facility start-up costs	163	—
Litigation and related expenses	48	691
Long-lived asset impairment charge associated with plant closure	—	5,809
Plant closure related costs	—	434
Operating expenses(a)	2,100	24,834

Productivity and transformation costs	26,435	20,205
Productivity and transformation costs	26,435	20,205

Chief Executive Officer Succession Plan expense, net	—	29,701
Chief Executive Officer Succession Plan expense, net	—	29,701

Proceeds from insurance claims	(2,562)	—
Proceeds from insurance claims	(2,562)	—

Accounting review and remediation costs	—	4,334
Accounting review and remediation costs	—	4,334

Operating income (loss)	34,803	90,230

Loss on sale of business	1,783	—
Unrealized currency losses	1,199	1,029
Deferred financing cost write-off	975	—
Interest and other expense (income), net(b)	3,957	1,029

Income tax related adjustments	(9,689)	(14,401)
Provision (benefit) for income taxes	(9,689)	(14,401)

Net (loss) income from continuing operations	$29,071	$76,858
a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense, net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency
(unaudited and in thousands)

	Hain Consolidated	North America	International
Net sales - Three months ended 12/31/19	$506,784	$280,693	$226,091
Impact of foreign currency exchange	2,012	(69)	2,081
Net sales on a constant currency basis - Three months ended 12/31/19	$508,796	$280,624	$228,172

Net sales - Three months ended 12/31/18	$533,566	$305,574	$227,992
Net sales (decline) growth on a constant currency basis	(4.6)%	(8.2)%	0.1%

	Hain Consolidated	North America	International
Net sales - Six months ended 12/31/19	$988,860	$552,394	$436,466
Impact of foreign currency exchange	13,706	287	13,419
Net sales on a constant currency basis - Six months ended 12/31/19	$1,002,566	$552,681	$449,885

Net sales - Six months ended 12/31/18	$1,052,044	$596,765	$455,279
Net sales decline on a constant currency basis	(4.7)%	(7.4)%	(1.2)%

Net Sales Growth at Constant Currency and Adjusted for Divestitures and SKU Rationalization

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Three months ended 12/31/19	$508,796	$280,624	$228,172

Net sales - Three months ended 12/31/18	$533,566	$305,574	$227,992
Divestitures	(7,024)	(7,024)	—
SKU rationalization	(13,811)	(12,239)	(1,572)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Three months ended 12/31/18	$512,731	$286,311	$226,420
Net sales (decline) growth on a constant currency basis adjusted for divestitures and SKU rationalization	(0.8)%	(2.0)%	0.8%

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Six months ended 12/31/19	$1,002,566	$552,681	$449,885

Net sales - Six months ended 12/31/18	$1,052,044	$596,765	$455,279
Divestitures	(8,955)	(8,955)	—
SKU rationalization	(33,281)	(26,028)	(7,253)
Net sales on a constant currency basis adjusted for divestitures and SKU rationalization - Six months ended 12/31/18	$1,009,808	$561,782	$448,026
Net sales (decline) growth on a constant currency basis adjusted for divestitures and SKU rationalization	(0.7)%	(1.6)%	0.4%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency Continued
(unaudited and in thousands)

Adjusted EBITDA Growth at Constant Currency

	Hain Consolidated	North America	International
Adjusted EBITDA - Three months ended 12/31/19	$45,047	$30,141	$25,148
Impact of foreign currency exchange	264	(11)	276
Adjusted EBITDA on a constant currency basis - Three months ended 12/31/19	$45,311	$30,130	$25,424

Net sales on a constant currency basis - Three months ended 12/31/19	$508,796	$280,624	$228,172
Adjusted EBITDA growth on a constant currency basis	8.9%	10.7%	11.1%

	Hain Consolidated	North America	International
Adjusted EBITDA - Six months ended 12/31/19	$77,137	$54,180	$44,859
Impact of foreign currency exchange	1,335	24	1,312
Adjusted EBITDA on a constant currency basis - Six months ended 12/31/19	$78,472	$54,204	$46,171

Net sales on a constant currency basis - Six months ended 12/31/19	$1,002,566	$552,681	$449,885
Adjusted EBITDA growth on a constant currency basis	7.8%	9.8%	10.3%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Segment EBITDA and Adjusted EBITDA
Three Months Ended
(unaudited and in thousands)

North America
	December 31, 2019	December 31, 2018
Operating Income	$20,062	$9,563
Depreciation and amortization	4,201	4,269
Long-lived asset impairment	—	1,510
Other	(838)	610
EBITDA	$23,425	$15,952
Productivity and transformation costs	332	2,017
SKU rationalization	3,927	1,530
Loss on sale of business	1,783	—
Warehouse/manufacturing facility start-up costs	639	1,708
Plant closure related costs	35	231
Adjusted EBITDA	$30,141	$21,438

International
	December 31, 2019	December 31, 2018
Operating Income	$12,899	$15,153
Depreciation and amortization	8,339	7,502
Long-lived asset impairment	—	62
Other	367	95
EBITDA	$21,605	$22,812
Productivity and transformation costs	2,056	2,349
Plant closure related costs	1,487	1,232
Adjusted EBITDA	$25,148	$26,393

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Segment EBITDA and Adjusted EBITDA
Six Months Ended
(unaudited and in thousands)

North America
	December 31, 2019	December 31, 2018
Operating Income	$35,194	$14,069
Depreciation and amortization	8,549	8,544
Long-lived asset impairment	—	1,503
Other	(173)	565
EBITDA	$43,570	$24,681
Productivity and transformation costs	2,500	3,521
SKU rationalization	3,737	1,530
Warehouse/manufacturing facility start-up costs	2,518	6,307
Loss on sale of business	1,783	—
Plant closure related costs	72	960
Adjusted EBITDA	$54,180	$36,999

International
	December 31, 2019	December 31, 2018
Operating Income	$22,006	$20,813
Depreciation and amortization	16,265	15,674
Long-lived asset impairment	—	4,305
Other	799	26
EBITDA	$39,070	$40,818
Productivity and transformation costs	3,328	3,202
Plant closure related costs	2,282	2,331
SKU rationalization	179	—
Litigation and related expenses	—	19
Adjusted EBITDA	$44,859	$46,370

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com